UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37897	26-1828101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18 Technology Dr, Suite 110, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

1001 Calle Amanecer, Sand Clemente, California 92673

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which Registered
Common stock, $0.001 par value per share	RSLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01          Changes in Registrant’s Certifying Accountant.

On April 8, 2024, ReShape Lifesciences Inc. (the “Company”), with the prior approval of the Audit Committee of the Board of Directors, dismissed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm, effective immediately.

In connection with the dismissal of RSM, with the prior approval of the Audit Committee, the Company engaged Haskell & White LLP (“Haskell & White”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and related interim periods.

RSM’s Report of Independent Registered Public Accounting Firm on the Company's consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained a separate emphasis of matter paragraph related to substantial doubt about the Company's ability to continue as a going concern.

RSM was appointed by the Board of Directors on July 15, 2022, as the Company's independent registered public accounting firm, and has served as the Company's auditor from that date through April 8, 2024.

During the fiscal years ended December 31, 2023 and 2022, and through the date of this report, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to RSM’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on any of the Company’s financial statements for such periods.

During the fiscal years ended December 31, 2023 and 2022, and through the date of this report, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in the Company’s internal control over financial reporting, as previously reported in Part II, Item 9A, “Controls and Procedures,” in the Company’s Annual Report on Form 10-K for the years ended December 31, 2023 and 2022, filed with the Securities and Exchange Commission (“SEC”) on April 1, 2024 and April 17, 2023, respectively.

The Company has provided RSM with a copy of the foregoing disclosures and requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing disclosures. A copy of the letter from RSM to the Securities and Exchange Commission is attached hereto as Exhibit 16.1.

Additionally, during the fiscal years ended December 31, 2023 and 2022 and through the date of Haskell & White’s appointment, neither the Company nor anyone on its behalf consulted with Haskell & White regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, any matter that was the subject of a “disagreement” with its former auditors or a “reportable event,” as those terms are defined in Item 304 of Regulation S-K.

Item 9.01           Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
16.1	Letter from RSM US LLP to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded with inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Paul F. Hickey
Paul F. Hickey
President and Chief Executive Officer

Dated: April 09, 2024